INVESTOR DAY Denver, CO | October 5, 2023 NOKO – Minneapolis, MN

2 SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materialy from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10-K for the period ended December 31, 2022. We assume no obligation to update or supplement forward-looking statements that become untrue due to subsequent events.

3 OUR MISSION To provide a great home— for our residents, our team members, and our investors. OUR VISION To be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others. 71 France – Edina, MN

4 1. Adjusted for Q3 2023 dispositions 2. See page 9 for total capitalization detail 12,785 Apartments owned and operated(1) $2.1 Billion Total capitalization(2) DIFFERENTIATED Multifamily Market Exposure KEY INDICES S&P SmallCap 600 MSCI US REIT Russell 2000 NYSE: CSR MNND SD NE CO MT Lyra – Centennial, CO COMPANY OVERVIEW

TO EXECUTE THIS, WE FOCUS ON: CENTERSPACE is guided by the north star of increasing distributable cash flow 5 Exceptional customer experience Diverse talent to enable a culture of engagement Enhancing efficiencies by scaling the business Managing the balance sheet to maximize financial flexibility Investing in high-quality and efficient rental communities Leveraging technology and systems Environmental, Social, Governance (ESG)

6 It is how we monitor and measure our performance in our quest to provide a great home - for our residents, our team members, and our investors. R I RISE is Centerspace’s commitment to Results, Innovation, Service, and Engagement. E S Prosper West – Waite Park, MN

7 SAME-STORE LEASING UPDATE RESULTS – FAVORABLE LEASING TRENDS Note: Data represents 2023 Same Store Pool after Q3 2023 dispositions. Occupancy represents weighted average physical occupancy. Q3 2023 represents data as of October 2, 2023 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Occupancy 94.0% 94.5% 94.8% 95.1% 94.4% Expirations 35.6% 15.2% 16.5% 30.2% 36.5% 8.4% 1.6% 2.3% 5.0% 2.2% 9.0% 7.4% 5.8% 4.7% 5.3% 8.7% 4.0% 3.7% 4.9% 4.0% New Renewal Blended

8 RESULTS – NOI COMPOSITION AND RENTAL RATE GROWTH 1. Q2 2023 adjusted for Q3 2023 dispositions 2. Year-to-date through September; data as of October 2, 2023 MARKET % OF MULTIFAMILY NOI(1) Minneapolis, MN 35.4% Denver, CO 23.8% North Dakota 11.3% Rochester, MN 9.6% Other Mountain West 8.9% Omaha, NE 5.5% St. Cloud, MN 5.5% Total 100.0% 2023 VS 2022 YEAR-TO-DATE RENTAL RATE GROWTH(2) -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% Denver, CO Minneapolis, MN North Dakota Omaha, NE Rochester, MN St. Cloud, MN Other Mountain West Total New Lease Rents Renewal Rents Blended Rent 4.3% 2.7% 7.8% 8.4% 4.3% 4.0% 2.4% 4.3% Palisades Apartments – Roseville, MN

RESULTS – BALANCE SHEET POSITIONED FOR GROWTH

DIVERSIFIED CAPITAL BASE

($2.1B Total Capitalization)



27%
Secured Debt
15%
Unsecured Debt
4%
Series C Preferred
1%
Series D Preferred
53%
Common Equity

$0.9B	$0.1B	$1.1B
Total Debt	Preferred Equity	Common Equity

*Share price $61.36 as of 6/30/2023

QUARTERLY NET DEBT / ANNUALIZED TRAILING EBITDA[1]



4-Quarter Moving Average
Most Recent Quarter
9.0x
8.0x
7.0x
6.0x
Q1 Q2 Q3 Q4
2019
Q1 Q2 Q3 Q4
2020
Q1 Q2 Q3 Q4
2021
Q1 Q2 Q3 Q4
2022
Q1 Q2
2023

LOW MATURITIES THROUGH 2027[2]



Mortgage
LOC
Private Placement
$22,385
$989
$18,000
$30,851
$51,270
$50,309
$50,000
$65,906
$75,000
$29,596
$85,000
$50,000
$147,469
$25,000
$78,850
$15,000
$89,893

	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033	2034	2035
% of Total Maturing	2.5%	0.1%	5.5%	5.8%	5.7%	13.1%	11.8%	9.6%	22.3%	2.8%	8.9%	1.7%	10.2%
Weighted Average Interest Rate (3)	4.1%	7.4%	4.6%	3.7%	3.5%	3.1%	4.0%	2.6%	3.2%	2.7%	2.9%	2.8%	5.0%

1. Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred exchange proceeds (included within restricted cash). Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Measures section in the Appendix
2. Debt maturities are presented in $000s
3. Weighted average interest rate reflects interest expense only and excludes any facility fees

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10 RESULTS – BALANCE SHEET EXECUTION 2017 2Q 2023 DIFFERENCE (2Q 2023 VS 2017) Net Debt / EBITDA 9.7x 6.5x (3.2x) Weighted Average Years to Maturity 4.8 6.9 2.1 Weighted Average Interest Rate 4.5% 3.5% (1.0%) Civic Lofts – Denver, CO

11 RESULTS – 2023 FINANCIAL OUTLOOK Q2 YTD 2023 2023 CURRENT GUIDANCE RANGE ACTUAL LOW MID-POINT HIGH SAME-STORE GROWTH Revenues 9.5% 6.50% 7.25% 8.00% Expenses 6.6% 4.00% 4.62% 5.25% NOI 11.6% 8.50% 9.25% 10.00% PER SHARE Net Income $2.55 $2.84 $3.24 $3.64 FFO $2.01 $4.14 $4.25 $4.35 Core FFO $2.36 $4.55 $4.65 $4.75 Same-store capital expenditures of $1,125 per home OTHER KEY ASSUMPTIONS Value-add expenditures of $33.0 million Disposition proceeds of $222.5 million Investments of $97.5 million Note: Represents midpoint of Other Key Assumptions included in 2023 Current Guidance Range; low and high 2023 Current Guidance Range include sliding scale of Other Key Assumptions

12 RESULTS – ATTRACTIVE VALUATION RELATIVE TO PRIVATE MARKET Source: S&P Capital IQ Note: Stock price as of 10/2/2023 1. Based on Q2 2023 balance sheet adjusted for Q3 2023 dispositions Trading at ~25% discount to average analyst NAV per share ~$155,000 implied value per home at current share price(1) $55.00 $60.00 $65.00 $70.00 $75.00 $80.00 $85.00 CSR Share Price Analyst NAV Range Consensus NAV $58.29 $71.72 $82.00 $77.85 Lakeside Village – Lincoln, NE

13 INNOVATION – APPROACH TO INVESTMENTS AND DISPOSITIONS DEMOGRAPHIC AND ECONOMIC CONSIDERATIONS MULTIFAMILY FUNDAMENTALS CONSIDERATIONS OTHER CONSIDERATIONS Population Trends Population Characteristics Labor Force Health Employment Economic Composition Rents Occupancy Market Size and Liquidity Supply and Demand General Housing Environment Focused in-market relationships Business and regulatory environment Operating platform scale Cultural vibrancy We assess our portfolio on a quarterly basis to determine relative performance and outlook of our existing communities. Disp osition focus is placed on communities that recurringly screen in the bottom tier of our portfolio. Sustainability

14 % of NOI by Market – Today vs 2017 INNOVATION – PORTFOLIO IMPROVEMENT SINCE 2017 1. Q2 2023 multifamily only, adjusted for Q3 2023 dispositions While a similar portfolio home count as 2017, investment and disposition activity has resulted in a more efficient and higher quality portfolio with improved market exposures Portfolio improvement driven by disciplined capital allocation, creative deal structuring and strategic dispositions 2017 TODAY(1) Communities 100 71 Homes 13,212 12,785 Homes per Community 132 180 Average Monthly Rent $980 $1,508 % of NOI in 50 Largest MSAs 13% 59% 0% 10% 20% 30% 40% Today 2017

15 INNOVATION – RECENT CAPITAL RECYCLING CONTINUES UPGRADE OF PORTFOLIO QUALITY AND MARKET EXPOSURE MARCH 2023 DISPOSITIONS MINNEAPOLIS, MN; ST. CLOUD, MN; OMAHA, NE; LINCOLN, NE Communities 9 Homes 1,567 Avg. Monthly Rent/Home $1,002 Homes/Community 174 Avg Age (Years) 48 NOI Margin 38.8% SEPTEMBER 2022 ACQUISITION DENVER, CO Communities 1 Homes 215 Avg. Monthly Rent/Home $2,124 Homes/Community 215 Avg Age (Years) 1 NOI Margin 67.0% Average capitalization rate of the March 2023 dispositions was 5.3%, while the implied capitalization rate for the current Centerspace portfolio is 7.1% based upon the common stock closing price at 10/2/2023 ($58.29 per share), highlighting the disconnect between Main Street and Wall Street valuation (1) The acquisition and disposition transactions drive operating platform efficiency and improve portfolio quality – recycling capital from communities with lower rent, lower margin, and higher capex needs into a brand-new community with higher rents and margin in a target submarket of Denver 1. Centerspace implied capitalization rate based on Q2 2023 NOI annualized and Q2 2023 balance sheet, adjusted for Q3 2023 dispositions

INNOVATION – RECENT CAPITAL RECYCLING CONTINUES UPGRADE OF PORTFOLIO QUALITY AND MARKET EXPOSURE





SEPTEMBER 2023 DISPOSITIONS MINOT, ND			
Communities	4	Homes	712+ 50k SF office
Avg. Monthly Rent/Home	$1,071	Homes/Community	178
Avg Age (Years)	23	NOI Margin	59.0%

centerspace

PENDING ACQUISITION (UNDER CONTRACT) FORT COLLINS, CO			
Communities	1	Homes	~300
Avg. Monthly Rent/Home	~$1,850	Homes/Community	~300
Avg Age (Years)	10-15	NOI Margin	65%-70%

- Average capitalization rate of the September 2023 dispositions was 7.0%, while the implied capitalization rate for the current Centerspace portfolio is 7.1% based upon the common stock closing price at 10/2/2023 ($58.29 per share), highlighting the disconnect between private and public valuations[(1)]
- The Fort Collins, CO acquisition will enter us into a new market, create a broader geographic footprint in Colorado and leverage regional operating scale we have built in the region
- Minot, ND dispositions exit us from that market driving operating platform efficiency and improving portfolio quality

1. Centerspace implied capitalization rate based on Q2 2023 NOI annualized and Q2 2023 balance sheet, adjusted for Q3 2023 dispositions

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17 INNOVATION – GEOGRAPHIC DIFFERENTIATION Public Multifamily REIT Market Overview Source: S&P Global GEOGRAPHIC FOCUS (% OF UNITS) 24% 3% 5% 9% 6% 76% 21% 6% 44% 54% 4% 100% 28% 15% 32% 21% 5% 4% 86% 32% 70% 18% 72% 20% 79% 91% 19% 19% 7% 22% 11% 23% 5% 80% 3% 30% 20% 17% 17% 95% Mountain West Midwest West Southeast & Texas Mid-Atlantic Northeast Regency Park – St Cloud, MN

18 SERVICE – TECHNOLOGY INITIATIVES AND ENHANCEMENTS OBJECTIVE Enable new opportunities Replace incumbent processes Build strategic solutions Enhance resident and team experience PATH FORWARD Modernize our technology Resident experience • Automation • Self Service on platform of choosing • Transparency & responsiveness Team member experience • Business Intelligence & Data • Workflows • Training GOAL Financial outperformance High associate engagement • National Apartment Association DEI & Star Tribune Top Workplace awards Leading customer engagement and reviews • ORA Scores

19 SERVICE – TECHNOLOGY AND OPERATING PLATFORM INITIATIVES * BEGINNING MIDDLE END *Illuminate by Nancy Duarte and Patti Sanchez Beginning the journey Training in new methods and developing Standard Operating Procedures Starting to see initial results Accelerating knowledge Approaching steady state and evaluating how we maximize the benefits Cycle continues for each new product

SERVICE – TECHNOLOGY IMPLEMENTATION CASE STUDIES

SmartRent

- Smart home solutions and connectivity platform that includes integrated smart locks, connected thermostats, leak sensors, and app access from resident smartphones granting in-home control
- Piloted at ten communities to date with positive results
- Phase 2 implementation in process which includes 38 additional communities with ~8,400 homes
- Phase 2 implementation expected to generate $3M+ increase in cash flow primarily from rent premiums and savings on water leaks
- Saves team member time from not having to change locks on move-in and move-out
- Monitors vacant apartments and decreases utility costs

MeetElise

Powerful AI for smarter leasing

- Artificial Intelligence (AI) platform that manages electronic communication with prospects by answering emails, texts, and chats
- Implemented Meet Elise portfolio-wide in April 2022
- Since implementation, Meet Elise has interacted with 135,000+ prospects and scheduled 18,000+ appointments
- Saves team members time from communicating with prospects and ensures we are promptly responding to every prospect
- Contributed to ~650 basis point increase in lead-to-appointment ratio from 24.8% Q1 2022 to 31.3% Q1 2023

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21 ENGAGEMENT – ESG HIGHLIGHTS ENVIRONMENTAL SOCIAL GOVERNANCE Participated in the GRESB annual assessment to identify risks and opportunities and benchmark performance amongst real estate peers Implemented an Environmental Management System (EMS) aligned with ISP 14001 to gather, track, and improve upon environmental data Created ENERGY STAR portfolios for 100% of our portfolio to ensure we comply with environmental laws and regulations Donated $77,196 to national, regional, and diversity-promoting charities Named a Top Workplace by the Minneapolis Star Tribune for the fourth consecutive year Maintain a strong Diversity, Equity, and Inclusion committee that upholds our DE&I Corporate Policy Team members completed 1,676 volunteer hours in 2022 Maintain a Supermajority Independent Board with 87.5% of board members being independent Senior leadership team is 55.6% female – we were placed on the prestigious Honor Roll for the Minnesota Census of Women in Corporate Leadership for the third consecutive year Received a #1 governance score from Institutional Shareholder Services AWARDS AND RECOGNITION Leading organization in diversity, equity, and inclusion Top workplace for four consecutive years Seven MADACS Awards in 2023

22 KEY TAKEAWAYS Differentiation Proven Execution Value

23 0 20 40 60 80 100 120 140 $0 $5,000,000 $10,000,000 $15,000,000 $20,000,000 $25,000,000 $30,000,000 $35,000,000 2018 2019 2020 2021 2022 2023 Thru August 2018-2023 Value Add Spend Actual Spend 2023 Reforecast Achieved Premium U/W Cumulative Premium 1. Includes unit renovations, common area renovations, and other value add projects and calculated as incremental NOI divided by a 5.5% cap rate, net of capital investment. Incremental NOI of $13.0mm calculated as total cost-to- date of $82.4mm multiplied by ROI of 15.4% 2. Midpoint of $31.5mm-34.5mm assumed most recent FFO Guidance released with Q2 2023 earnings CENTERSPACE’S PAST AND CURRENT PROJECTS HAVE GENERATED A 15.4% RETURN ON INVESTMENT, RESULTING IN OVER $235 MILLION OF INCREMENTAL VALUE CREATION(1) Blended U/W premium in 2023 was $103 per unit, achieved $118 Spend increased from $2.7mm in 2018 to $30.8mm in 2022 to a forecasted $33.0mm(2) in 2023 HISTORICAL VALUE ADD GROWTH

24 24% 39% FUTURE IDENTIFIED PIPELINE EXAMPLES PROPERTY PROJECT TYPE Martin Blu Common Area Palisades Common and Units River Pointe Common and Units Aqua Mizer Pilot ESG Smart Irrigation Pilot ESG EV Charging ESG Plymouth Pointe Common Area Dylan Common Area LED & Package Lockers ESG Recently Renovated Longer Term Consideration Identified Value Add Plans 20% 25% 55% 37% COMMON AREA RENOVATIONS BREAKDOWN UNIT RENOVATIONS BREAKDOWN Woodridge on Second – Rochester, MN VALUE ADD STRATEGY

VALUE ADD VALUE CREATION

VALUE ADD PIPELINE (UNITS)[1]							
	UNIT RENOVATIONS		COMMON AREAS RENOVATIONS				
($ IN MILLIONS)	CURRENT	IDENTIFIED PIPELINE	CURRENT	IDENTIFIED PIPELINE	REMAINING SMART HOME PIPELINE	TOTAL	PROJECTS FOR LONGER TERM CONSIDERATION
UNITS IMPACTED	**4,166**	**1,531**	**5,998 25 properties**	**3,092 18 properties**	**12,776**		**7,167**
Completed to Date	3,135	-	4,046 17 properties	-	1,076		-
Remaining Units to Renovate	1,031	1,531	1,952 8 properties	3,092 18 properties	11,700		7,167
Remaining Value Add Costs[2]	$15-$17	$22-$25	$13-$17	$20-$26	$18-$21	$141-$157	$104-$115
Future Incremental NOI[3]	$2.8-$3.1	$4.1-$4.6	$1.3-$1.7	$2.1-$2.7	$3.8-$4.4	$26.2-$29.0	$19.3-$21.3
Future Identified Value Creation Opportunity[4]	$36-$39	$53-$58	$12-$14	$17-$23	$51-$59	$169-$193	$247-$273
Incremental Value created per share[5]						**$9.25 - $10.56**	

1. Value add pipeline data is as of August 31, 2023. These projections include forward-looking information
2. Illustrative estimated cost / unit ranging from $14,500 to $16,000 | Common Area $6,500 - $8,500 | Smart Home $1,500 - $1,750
3. Illustrative 18.6% annual ROI based on Centerspace's historical, units-only return | 10.4% ROI based on Common-Area Return | 21.4% based on Smart Home return
4. Calculated as Incremental NOI divided by 5.5% cap rate, net of capital invested
5. Calculated as Incremental Value Creation divided by Weighted average shares and units – diluted of 18,269,000 for the Three Months Ended 6/30/2023

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26 LUGANO AT CHERRY CREEK Common Area Profile When We Started

27 LUGANO AT CHERRY CREEK 1. Through August 31, 2023 2. March 2023-August 2023 198 apartment homes completed through September 2023 This is an occupied unit renovation where we are completing the work within a one-week period while residents are in the space Common area projects completed are community and office space remodel with FF&E, relocate fitness center, package locker installation, brand refresh Common area projects that remain include courtyard enhancements, pool area furniture, monument signage LUGANO VALUE ADD RESULTS (ONGOING) Common Area Units Blended COST(1) MONTHLY RENT PREMIUM(2) ROI COST(1) MONTHLY RENT PREMIUM(2) ROI LEASE OVER LEASE(2) ROI Average $6,526 $60 11.0% $10,944 $155 16.7% $190 13.7% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% Lugano Common ROI Units ROI Blended ROI U/W Blended ROI

centerspace

THANK YOU!

For questions please contact:

Josh Klaetsch
Director of Investor Relations
jklaetsch@centerspacehomes.com

www.centerspacehomes.com



Westend – Denver, CO

29 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments, and assists management and investors in comparing those operating results between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income, or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

30 RECONCILIATION TO NON-GAAP MEASURES

31 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, and adjustments for non-routine items. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses.